Exhibit 99(a)

                                                                 [CITICORP LOGO]
                                    [FORM OF]
                              LETTER OF TRANSMITTAL


             TO TENDER DEPOSITARY SHARES (THE "DEPOSITARY SHARES"),
                 EACH REPRESENTING A 1/10 INTEREST IN A SHARE OF
       _____% ___________________ PREFERRED STOCK (THE "PREFERRED STOCK")
                             (CUSIP 173034 ________)
                                   OF CITICORP

     PURSUANT TO THE OFFER BY CITICORP AND CITICORP CAPITAL __ (THE "OFFER")
        TO EXCHANGE THE ____% TRUST ORIGINATED PREFERRED SECURITIES (SM)
     OF CITICORP CAPITAL ___ ("CAPITAL SECURITIES") FOR UP TO _____________
                                DEPOSITARY SHARES

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          THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE
           AT 5:00 P.M., NEW YORK CITY TIME, ON APRIL __, 1997, UNLESS
                 THE OFFER IS EXTENDED (THE "EXPIRATION DATE").
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                      THE EXCHANGE AGENT FOR THE OFFER IS:
                                 CITIBANK, N.A.


                                             BY MAIL (REGISTERED OR CERTIFIED
            BY HAND:                                MAIL RECOMMENDED):
         Citibank, N.A.                               Citibank, N.A.
Corporate Agency & Trust Services          c/o Citicorp Data Distribution, Inc.
   111 Wall Street, 5th Floor                         P.O. Box 7069
    New York, New York 10043                    Paramus, New Jersey 07653


                              BY OVERNIGHT COURIER:
                                 Citibank, N.A.
                      c/o Citicorp Data Distribution, Inc.
                                 404 Sette Drive
                            Paramus, New Jersey 07652

                                  BY FACSIMILE:
                        (For Eligible Institutions Only)
                                 (201) 262-3240

             CONFIRM RECEIPT OF LETTER OF TRANSMITTAL BY TELEPHONE:
                                 (800) 422-2077

Georgeson & Company Inc. has been retained as the Information Agent to assist in connection with the Offer. Requests for assistance regarding completion of this Letter of Transmittal may be directed to the Information

________

(sm) "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co.

Agent as follows: Georgeson & Company Inc., Wall Street Plaza, New York, New York 10005, (800) 223- 2064 (Toll-Free), Banks and Brokers (212) 440-9800
(Collect).

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      Subject to the terms and conditions set forth in the Prospectus (as defined below) and herein, Citicorp Capital __ (the "Trust") will accept for exchange up to an aggregate of _____________ (the "Maximum Number") Depositary Shares validly tendered and not withdrawn. If more than the Maximum Number of Depositary Shares are validly tendered for exchange pursuant to the Offer and not withdrawn prior to the Expiration Date, the Trust will accept such shares on a pro rata basis, with adjustments to avoid delivery of fractional Capital Securities.

      Concurrently with the Offer, certain other business trust subsidiaries with Citicorp (together with the Trust, the "Trusts") are offering to exchange their Trust Originated Preferred Securities(sm) for depositary shares representing interests in other series of preferred stock of Citicorp. This Letter of Transmittal relates only to the Offer by Citicorp Capital __.

      The Depositary Shares are evidenced by depositary receipts ("Depositary Receipts") issued by Citibank, N.A., as depositary (the "Depositary"), against deposit of all of the shares of Preferred Stock, pursuant to the Deposit Agreement, dated as of ___________ (the "Deposit Agreement"), among Citicorp, the Depositary and the holders from time to time of the Depositary Receipts.

      This Letter of Transmittal is to be completed by holders of Depositary Shares, either if Depositary Receipts are to be forwarded herewith or, unless an Agent's Message (as defined in the accompanying Prospectus of Citicorp and the Trusts (as amended or supplemented (including documents incorporated by reference) from time to time to the Expiration Date, the "Prospectus")) is utilized, if tenders of Depositary Shares are to be made by book-entry transfer into the account of Citibank, N.A., as Exchange Agent (the "Exchange Agent"), at The Depository Trust Company ("DTC") pursuant to the procedures described under "The Offers--Procedures for Tendering" in the Prospectus. Holders of Depositary Shares who tender Depositary Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders."

      Any holder of Depositary Shares who submits this Letter of Transmittal and tenders Depositary Shares in accordance with the instructions contained herein prior to the Expiration Date will thereby have directed the Exchange Agent to transfer such Depositary Shares to or for the account of the Trust in accordance with the terms of the Deposit Agreement and directed the Trust to deliver its Capital Securities in exchange for such holder's Depositary Shares and in consideration of the deposit by Citicorp with the Trust as trust assets of its ____% Junior Subordinated Deferrable Interest Debentures due 2027, as set forth in the Prospectus. Tenders of Depositary Shares pursuant to this Letter of Transmittal are subject to withdrawal as described in the Prospectus under the caption "The Offers--Withdrawal of Tenders."

________

(sm) "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co.

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                 DESCRIPTION OF DEPOSITARY SHARES BEING TENDERED
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                                     DEPOSITARY RECEIPTS REPRESENTING DEPOSITARY
                               SHARES TENDERED (ATTACH ADDITIONAL SIGNED LIST IF
                                                  NECESSARY)
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                                                   TOTAL NUMBER OF
    NAME(S) AND ADDRESS(ES) OF                    DEPOSITARY SHARES    NUMBER OF
 REGISTERED HOLDER(S) (PLEASE FILL   DEPOSITARY     REPRESENTED BY    DEPOSITARY
IN EXACTLY AS NAME(S) APPEAR(S) ON     RECEIPT        DEPOSITARY        SHARES
          CERTIFICATE(S)              NUMBER(S)      RECEIPT(S)*      TENDERED**
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                                   _____________________________________________

                                   _____________________________________________

                                   _____________________________________________

                                   _____________________________________________

                                   _____________________________________________

                                   _____________________________________________

                                   _____________________________________________

                                   _____________________________________________

                                   _____________________________________________

                                   _____________________________________________

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                                   TOTAL SHARES
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*     Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, the holder will be deemed to have tendered the full number of Depositary Shares evidenced by the tendered Depositary Receipts. See Instruction 4.


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[_]   CHECK HERE IF TENDERED DEPOSITARY SHARES ARE BEING DELIVERED BY BOOK-ENTRY
      TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE
      FOLLOWING:

      Name of Tendering Institution_____________________________________________

      Account No._______________________________________________________________

      Transaction Code No.______________________________________________________

[_] CHECK HERE IF TENDERED DEPOSITARY SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

      Name(s) of Tendering Shareholder(s)_______________________________________

      Date of Execution of Notice of Guaranteed Delivery________________________

      Name of Institution which Guaranteed Delivery_____________________________

      IF DELIVERY IS BY BOOK-ENTRY TRANSFER AT DTC:

      Name of Tendering Institution_____________________________________________

      Account No._______________________________________________________________

      Transaction Code No.______________________________________________________

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                                       -3-

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                                SOLICITED TENDERS
                              (SEE INSTRUCTION 11)

      Citicorp will pay to any Soliciting Dealer, as defined in Instruction 11, a solicitation fee of $____ per Depositary Share ($____ per Depositary Share with respect to solicitation of beneficial holders of 10,000 shares or more) validly tendered and accepted for exchange pursuant to the Offer (as herein defined).

The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm:___________________________________________________________________
                                 (Please print)

Name of Individual Broker or Financial Consultant:______________________________

Identification Number (if known):_______________________________________________

Address:________________________________________________________________________
                               (Include zip code)


      The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934 and the applicable rules and regulations thereunder in connection with such solicitations; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer (unless the undersigned is not being compensated for such solicitation); (iii) in soliciting tenders of Depositary Shares, it has used no soliciting materials other than those furnished by Citicorp and the Trust; and (iv) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations outside the United States to the same extent as though it were an NASD member.

      If tendered Depositary Shares are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with DTC, the Soliciting Dealer must return a Notice of Solicited Tenders to the Exchange Agent to receive a solicitation fee.

      SOLICITING DEALERS ARE NOT ENTITLED TO A FEE FOR DEPOSITARY SHARES BENEFICIALLY OWNED BY SUCH SOLICITING DEALER.

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                                       -4-

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      The undersigned hereby tenders to Citicorp Capital __, a Delaware statutory business trust, the Depositary Shares, each representing a 1/10 interest in a share of ____% ____________ Preferred Stock, Series __, of Citicorp, pursuant to the Offer by the Trust to exchange its ____% Trust Originated Preferred Securities(sm) for up to the Maximum Number of Depositary Shares, upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Offer").

      Subject to and effective upon acceptance for exchange of the Depositary Shares tendered herewith, the undersigned hereby exchanges, assigns and transfers to or upon the order of the Trust all right, title and interest in and to all the Depositary Shares that are being tendered hereby and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Depositary Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Depositary Receipts representing such Depositary Shares or transfer ownership of such Depositary Shares on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Exchange Agent for the account of the Trust, (b) present such Depositary Receipts for transfer on the books of the Depository and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Shares, all in accordance with the terms of the Offer.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Depositary Shares tendered hereby and to acquire the Capital Securities issuable upon the exchange of such tendered Depositary Shares and that, when the undersigned's Depositary Shares are accepted for exchange, the Trust will acquire good and unencumbered title to such tendered Depositary Shares, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Trust to be necessary or desirable to complete the exchange, assignment and transfer of tendered Depositary Receipts or Depositary Shares on the account books of DTC or transfer ownership thereof.

      All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

      The undersigned understands that tenders of Depositary Shares pursuant to any one of the procedures described in "The Offers--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute agreements between the undersigned, the Trust and Citicorp upon the terms and subject to the conditions of the Offer.

      The undersigned understands that if more than the Maximum Number of Depositary Shares are validly tendered and not withdrawn in accordance with the Offer, Depositary Shares so tendered and not withdrawn will be accepted on a pro rata basis as described in the Prospectus.

________

(sm) "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co.

      The undersigned understands that, upon acceptance by the Trust of the Depositary Shares tendered hereby, the undersigned will be deemed to have waived all rights with respect to any dividends which accrue on the Preferred Stock underlying the Depositary Shares on or after the Expiration Date.

      Unless otherwise indicted under "Special Exchange Instructions," please cause Capital Securities to be issued, and return any Depositary Receipts evidencing Depositary Shares not tendered or not accepted for exchange, in the name(s) of the undersigned (and, in the case of Depositary Shares tendered by book-entry transfer, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail any Depositary Receipts evidencing Depositary Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). If both "Special Exchange Instructions" and "Special Delivery Instructions" are completed, please cause Capital Securities to be issued, and return any Depositary Receipts evidencing Depositary Shares not tendered or not accepted for exchange, in the name(s) of, and deliver them to, the person(s) so indicated (and in the case of Depositary Shares tendered by book-entry transfer, by credit to the account at
DTC). The undersigned recognizes that the Trust has no obligation, pursuant to the "Special Exchange Instructions," to transfer any Depositary Receipts from the name of the registered holder(s) thereof if the Trust does not accept for exchange any of the related Depositary Shares so tendered.

      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF DEPOSITARY SHARES BEING TENDERED," ABOVE, AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE DEPOSITARY SHARES AS SET FORTH IN SUCH BOX ABOVE.

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         SPECIAL EXCHANGE INSTRUCTIONS (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if certificates for Capital Securities, or Depositary Receipts evidencing Depositary Shares not tendered or not accepted for exchange, are to be issued to a person other than the person(s) signing this Letter of Transmittal.

Issue

[_]   Certificates for Capital Securities and/or

[_]   Depositary Receipts evidencing Depositary Shares

to:

Name    _________________________________________________________________

Address _________________________________________________________________

        _________________________________________________________________

        _________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number     ______________________________________


Tax Identification or Social Security Number ____________________________

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                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 7)

To be completed ONLY if certificates for Capital Securities, or Depositary Receipts evidencing Depositary Shares not tendered or not accepted for exchange, are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal an address other than that shown above.

Mail

[_]   Certificates for Capital Securities

[_]   Depositary Receipts evidencing Depositary Shares

to:

Name    _________________________________________________________________

Address _________________________________________________________________

        _________________________________________________________________

        _________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number     ______________________________________


Tax Identification or Social Security Number ____________________________

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                                       -7-

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                    HOLDER(S) OF DEPOSITARY SHARES SIGN HERE
                   (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)


      Must be signed by registered holder(s) exactly as name(s) appear(s) on Depositary Receipts or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

X_______________________________________________________________________________

X_______________________________________________________________________________
                            SIGNATURE(S) OF OWNER(S)

Dated: _________________________, 1997

Name(s)_________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title)

Address_________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone No._____________________________________________________


                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature____________________________________________________________

Dated: _________________________, 1997

Name(s)_________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title)___________________________________________________________

Name of Firm____________________________________________________________________

Address_________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone No._____________________________________________________


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                                       -8-

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE DEPOSITARY RECEIPTS OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY OR A TELEGRAM, TELEX OR FACSIMILE THEREOF MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

      To complete the Letter of Transmittal, you must do the following:

      -- Fill in the box entitled "Description of Depositary Shares Being Tendered" and the two subsequent boxes, if applicable.

      -- Sign and date the Letter of Transmittal in the box entitled "Holder(s) of Depositary Shares Sign Here."

      --    Fill in and sign in the box entitled "Substitute Form W-9"

      In completing the Letter of Transmittal, you may (but are not required to) also do the following:

      -- If you want certificates for Capital Securities, or Depositary Receipts evidencing Depositary Shares not tendered or not accepted for exchange, to be issued in the name of a third party, complete the box entitled "Special Exchange Instructions."

      -- If you want certificates for Capital Securities, or Depositary Receipts evidencing Depositary Shares not tendered or not accepted for exchange, to be mailed to a third party, or to be delivered to an address other than that appearing under your signature, complete the box entitled "Special Delivery Instructions."

      If you complete the box entitled "Special Exchange Instructions" or "Special Delivery Instructions," you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution.

1.    GUARANTEE OF SIGNATURES.

      No signature guarantee is required on this Letter of Transmittal if (i) if Depositary Receipts are registered in the name(s) of the undersigned and the Capital Securities to be issued in exchange therefor are to be issued (and any Depositary Receipts evidencing Depositary Shares not tendered or not accepted for exchange are to be returned) in the name of the registered holder(s) (which term, for the purposes described herein, shall include any participant in DTC whose name appears on a security listing as the owner of Depositary Shares) and (ii) such holder(s) have not completed the instruction entitled "Special Exchange Instructions" or "Special Delivery Instructions" on this Letter of Transmittal. If the Depositary Receipts are registered in the name(s) of someone other than the undersigned or if the Capital Securities to be issued in exchange therefor are to be issued (or Depositary Receipts evidencing Depositary Shares not tendered or not accepted for exchange are to be returned) in the name of any other person, Depositary Receipts must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Trust and duly executed by the registered holder, and the signature on the endorsement or instrument of transfer must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program (any of the foregoing hereinafter referred to as an "Eligible Institution"). See Instruction 5.

2.    DELIVERY OF LETTER OF TRANSMITTAL AND DEPOSITARY SHARES.

      This Letter of Transmittal is to be completed by holders of Depositary Shares either if Depositary Receipts are to be forwarded herewith or, unless an Agent's Message (as defined in the Prospectus) is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth under "The Offers--Procedures for Tendering" in the Prospectus. Depositary Receipts or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of Depositary Shares into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date.

      If a holder of Depositary Shares desires to participate in the Offer and time will not permit this Letter of Transmittal or Depositary Receipts to reach the Exchange Agent before the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the Exchange Agent has received at one of the addresses set forth herein prior to the Expiration Date, a letter, telegram or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering holder, the name(s) in which the Depositary Shares are registered and, if the Depositary Shares are held in certificated form, the numbers of the Depositary Receipts to be tendered, and stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of such letter, telegram or facsimile transmission by the Eligible Institution, the Depositary Receipts in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (and any other required documents), or a confirmation of book-entry transfer of such Depositary Shares into the Exchange Agent's account at DTC, will be delivered by such Eligible Institution. Unless the Depositary Receipts being tendered by the above-described method are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents) or a confirmation of book-entry transfer of Depositary Shares into the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") procedures is received, the Trust may, at its option, reject the tender.

      THE METHOD OF DELIVERY OF DEPOSITARY SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DEPOSITARY RECEIPTS ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

      No alternative, conditional or contingent tenders will be accepted, and no fractional Depositary Shares will be accepted for exchange. By executing this Letter of Transmittal (or facsimile hereof), the tendering holder waives any right to receive any notice of the acceptance of the Depositary Shares for exchange.

3.    INADEQUATE SPACE.

      If the space provided herein is inadequate, the certificate numbers of the Depositary Receipts and/or the number of Depositary Shares should be listed on a separate signed schedule attached hereto.

4.    PARTIAL TENDERS (NOT APPLICABLE TO BOOK-ENTRY TRANSFERS).

      If fewer than all the Depositary Shares evidenced by any Depositary Receipt delivered to the Exchange Agent are to be tendered, fill in the number of Depositary Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new Depositary Receipt for the remainder of the Depositary Shares evidenced by the old Depositary Receipt will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the Expiration Date. All Depositary Shares evidenced by Depositary Receipts delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5.    SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.

      If this Letter of Transmittal is signed by the registered holder(s) of the Depositary Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Depositary Receipt without alteration, enlargement or any change whatsoever.

      If any of the Depositary Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

      If any of the Depositary Shares tendered hereby are registered in different names on different Depositary Receipts, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Depositary Receipts.

      If this Letter of Transmittal is signed by the registered holder(s) of the Depositary Shares tendered hereby, no endorsements of Depositary Receipts or separate stock powers are required unless Capital Securities issued in exchange therefor are to be issued, or Depositary Receipts representing Depositary Shares not tendered or not exchanged are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Depositary Receipts or stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Depositary Shares tendered hereby (including any participant in DTC whose name appears on a security listing as the owner of the Depositary Shares), Depositary Receipts must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the Depositary Receipts. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Trust of the authority of such person so to act must be submitted.

6.    STOCK TRANSFER TAXES AND OTHER CHARGES.

      Citicorp will pay all stock transfer taxes and charges of the Depository, if any, applicable to the exchange of any Depositary Shares pursuant to the Offer. If, however, certificates representing Capital Securities or Depositary Receipts evidencing Depositary Shares not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Depositary Shares tendered or if a transfer tax is imposed for any reason other than the exchange of Depositary Shares pursuant to the Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

7.    SPECIAL EXCHANGE AND DELIVERY INSTRUCTIONS.

      If certificates representing Capital Securities are to be issued in the name of, or any Depositary Receipts representing Depositary Shares not tendered or not accepted for exchange are to be issued or to be returned to, a person other than the person(s) signing this Letter of Transmittal or any certificates for Capital Securities or Depositary Receipts representing Depositary Shares not tendered or not accepted for exchange are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

8.    TAX CERTIFICATION.

      Federal income tax law requires that a tendering holder whose Depositary Shares are being exchanged must furnish his or her correct Taxpayer Identification Number ("TIN"), which, in the case of an individual, is his or her social security number or individual taxpayer identification number. If a holder does not furnish the correct TIN or an adequate basis for exemption, such holder will be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS") unless such failure to provide such TIN is due to reasonable cause and not to willful neglect. In addition, the redemption price may be subject to backup withholding in an amount equal to 31% of the redemption price. If withholding results in an overpayment of taxes, a refund may be obtained.

      Exempt holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

      To prevent backup withholding, each tendering holder whose Depositary Shares are being tendered must provide his or her correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that he or she is no longer subject to backup withholding. In order to satisfy Citicorp or its agent that a foreign person qualifies as an exempt recipient, such holder must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent.

      If the Depositary Shares are in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report. If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for TIN, write "applied for" in lieu of your TIN in Part I of the Substitute Form W-9, and sign and date the form. If you do not provide your TIN on a Substitute Form W-9 to the Exchange Agent prior to the exchange, backup withholding at the rate of 31% may be applied to the proceeds distributed to you.

9.    WAIVER OF CONDITIONS.

      The conditions of the Offer may be waived by the Trust from time to time in accordance with, and subject to the limitations described in, the Prospectus, provided that acceptance of Depositary Shares validly tendered in the Offer is subject to the condition that as of the Expiration Date sufficient Depositary Shares shall have been tendered such that, upon exchange of Capital Securities for the Depositary Shares, there will be at least 400 record or beneficial holders of at least 1,000,000 Capital Securities to be issued in exchange for such Depositary Shares, which condition may not be waived.

10.   REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

      Requests for assistance or additional copies of the Prospectus and this Letter of Transmittal may be obtained from the Information Agent, the Dealer Managers or the Exchange Agent at their respective addresses or telephone numbers set forth below.

11.   SOLICITED TENDERS.

      Citicorp will pay to a Soliciting Dealer (as defined herein) a solicitation fee of ____ per Depositary Share ($____ per Depositary Share with respect to the solicitation of beneficial holders of 10,000 or more Depositary Shares) validly tendered and accepted for exchange pursuant to the Offer. For purposes of this Instruction 11, "Soliciting Dealer" includes (i) any broker or dealer in securities, including the Dealer Managers in their capacity as dealers or brokers, who is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD who agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company, any one of whom has solicited and obtained a tender pursuant to the offer. No such fee shall be payable to a Soliciting Dealer in respect of Depositary Shares registered in the name of such Soliciting Dealer unless such Depositary Shares are held by such Soliciting Dealer as nominee and such Depositary Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No solicitation fee shall be payable to a Soliciting Dealer with respect to the tender of Depositary Shares unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer as such in the box captioned "Solicited Tenders."

      If depositary receipts representing tendered Depositary Shares are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with DTC, the Soliciting Dealer must return a Notice of Solicited Tenders to the Exchange Agent within three NYSE trading days after the Expiration Date in order to receive a solicitation fee. No solicitation fee shall be payable to a Soliciting Dealer in respect of Depositary Shares (i) beneficially owned by such Soliciting Dealer or (ii) registered in the name of such Soliciting Dealer unless such Depositary Shares are held by such Soliciting Dealer as nominee and such Depositary Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or the Notice of Solicited Tenders. No solicitation fee shall be payable to the Soliciting Dealer with respect to the tender of Depositary Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer.

12.   LOST, STOLEN OR DESTROYED DEPOSITARY RECEIPTS.

      Any holder of Depositary Shares whose Depositary Receipt(s) for such shares have been lost, stolen or destroyed should contact either the Exchange Agent or the Information Agent at their respective addresses shown on the back page of this Letter of Transmittal for special instructions.

13.   IRREGULARITIES.

      All questions as to the number of Depositary Shares to be accepted, the validity, form, eligibility (including time of receipt) and acceptance of any tender of Depositary Shares will be determined by the Trust, in its sole discretion, which determination shall be final and binding. The Trust reserves the absolute right to reject any or all tenders made pursuant to the Offer determined by it not to be in appropriate form or the acceptance of or payment for any Depositary Shares which would, in the opinion of the Trust's counsel, be unlawful. The Trust also reserves the absolute right to waive any of the conditions set forth in the Offer (other than the Minimum Distribution Condition, as defined in the Prospectus) or any defect or irregularity in any tender with respect to any particular Depositary Shares or any particular shareholder, and the Trust's interpretation of the terms and conditions of the Offer (including these instructions) will be final and binding. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived prior to the Expiration Date or such times as the Trust shall determine. Neither the Trust, the Exchange Agent, the Information Agent, the Dealer Managers nor any other person will be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

14. ORDER IN WHICH DEPOSITARY SHARES WILL BE ACCEPTED (NOT APPLICABLE TO BOOK-ENTRY TRANSFERS).

      In the event of proration, the Depositary Shares in the box captioned "Description of Depositary Shares Being Tendered" will be accepted in the order in which the Depositary Receipts for such Depositary Shares are listed. Tendering holders who wish to have Depositary Shares accepted in a specific order in the event of proration should list the Depositary Receipts representing such Depositary Shares in the desired order in such box.

                               SUBSTITUTE FORM W-9
                             PAYOR'S NAME: CITICORP

                (See "Tax Certification" in Notice of Redemption)

================================================================================


PART I - Taxpayer Identification ------------- _________________________________
         Number ("TIN")          |           | Name (if joint names, list first
                                 ------------- and circle the name of the person
PLEASE PROVIDE YOUR TIN IN THE                 or entity whose number you enter
BOX TO THE RIGHT AND CERTIFY BY                in Part I)
SIGNING AND DATING BELOW.

PART II - For Payees Exempt from               _________________________________
          Backup Withholding                             Business Name

If you are an exempt recipient,                _________________________________
you should complete this form to                  Address (number and street)
avoid possible erroneous backup  -------------
withholding. Enter your correct  |           |
TIN in Part I, write "Exempt" in -------------
the box to the right, sign and                 _________________________________
date the form.                                     City, State and Zip Code

                                               _________________________________
                                                   Social Security or Employer
                                                     Identification Number

--------------------------------------------------------------------------------

         SUBSTITUTE              CERTIFICATION - Under the penalties of perjury,
          FORM W-9               I certify that:

 Department of the Treasury      (1) the number shown on this form is my correct
  Internal Revenue Service           taxpayer identification number (or I am
                                     waiting for a number to be issued to me),
Payer's Request for Taxpayer         and
Identification Number (TIN)      (2) I am not subject to backup withholding
                                     either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                                     (the "IRS") that I am subject to backup
                                     withholding as a result of a failure to
                                     report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                 CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting of interest or dividends on your tax return.


                                 _________________________  ____________________
                                          Signature                 Date

================================================================================

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER OF SUBSTITUTE FORM W-9


The Taxpayer Identification Number ("TIN") provided in the Substitute Form W-9 should be that of the holder of the Notes.

For a joint account, only that person whose TIN is furnished should sign the Substitute Form W-9.


OBTAINING A NUMBER

If you don't have a TIN or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Note: Writing "Applied for" on the form means that you have already applied for a TIN OR that you intend to apply for one in the near future.

As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form and give it to the requester.


PAYEES EXEMPT FROM BACKUP WITHHOLDING

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For purposes of this transaction, only payees listed in (1) through (13), and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt.

(1)   A corporation.

(2) An organization exemption from tax under section 501(a), or an individual retirement plan (IRA), or a custodial account under section 403(b)(7).

(3)   The United States or any of its agencies or instrumentalities.

(4) A State, the District of Columbia, a possession of the United States, or any of their political subdivisions, or instrumentalities.

(5) A foreign government or any of its political subdivisions, agencies or instrumentalities.

(6)   An international organization or any of its agencies or instrumentalities.

(7)   A foreign central bank of issue.

(8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

(9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)  A real estate investment trust.

(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)  A common trust fund operated by a bank under section 584(a).

(13)  A financial institution.

(14) A middleman known in the investment community as a nominee or listed in the most recent publications of the American Society of Corporate Secretaries, Inc., Nominee List.

(15)  A trust exempt from tax under section 664 or described in section 4947.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the payer a completed Form W-8 Certificate of Foreign Status.

(1) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(2) CRIMINAL PENALTY FOR FALSIFYING INFORMATION -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                     THE INFORMATION AGENT FOR THE OFFER IS:

                         [GEORGESON & COMPANY INC. LOGO]

                                Wall Street Plaza
                            New York, New York 10005
                           (800) 223-2064 (Toll-Free)

                         Banks and Brokers Call Collect:
                                 (212) 440-9800


                     THE DEALER MANAGERS FOR THE OFFER ARE:

                               MERRILL LYNCH & CO.
                             World Financial Center
                          North Tower -- Seventh Floor
                            New York, New York 10281
                           (888) ML4-TNDR (Toll-Free)
                           (888) 654-8637 (Toll-Free)
                             Attn: Susan L. Weinberg



         SMITH BARNEY INC.                    PRUDENTIAL SECURITIES INC.
390 Greenwich Street -- Fifth Floor       One New York Plaza -- Fifteenth Floor
     New York, New York 10013                  New York, New York 10292
    (800) 655-4811 (Toll-Free)                (800) 778-2241 (Toll-Free)
       Attn: Paul S. Galant                       Attn: Martin Oring


                      THE EXCHANGE AGENT FOR THE OFFER IS:

                                 CITIBANK, N.A.
                        Corporate Agency & Trust Services
                           111 Wall Street, 5th Floor
                            New York, New York 10043
                           (800) 422-2077 (Toll-Free)

                                 March __, 1997